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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): NOVEMBER 19, 2004
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                                  DSL.NET, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


      001-32264                                           06-1510312
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(Commission File Number)                       (IRS Employer Identification No.)


    545 LONG WHARF DRIVE, 5TH FLOOR
            NEW HAVEN, CT                                   06511
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (203) 772-1000
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              (Registrant's Telephone Number, Including Area Code)





     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT



ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

            5.02(B)

            On November 19, 2004, Roderick Glen MacMullin resigned from the Board of Directors of DSL.net, Inc. (the "Company"), effective as of 12:01 a.m., Eastern Time, on such date. Mr. MacMullin's resignation was not the result of any disagreement with the Company.







ITEM 8.01   OTHER EVENTS.

            The Company wishes to announce to its stockholders that it has delayed convening its annual meeting of stockholders for the 2004 calendar year due to the Company's pursuit of various corporate activities, including the convertible notes and warrant financing that closed on October 7, 2004, as previously reported in the Company's filings with the Securities and Exchange Commission. The Company is currently preparing preliminary proxy materials, including portions thereof that are required as a result of the closing of this recent financing, and currently anticipates holding its annual meeting of stockholders for the 2004 calendar year in the early part of 2005. The Company anticipates that it will fix and announce the time, date and place for this annual meeting of stockholders either late in 2004 or early in 2005.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                 DSL.NET, INC.


Date  November 19, 2004
                                                 By:  /s/ Robert J. DeSantis
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                                                 Name:  Robert J. DeSantis
                                                 Title:  Chief Financial Officer